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                                                                    EXHIBIT 99.2


                   CERTIFICATION PURSUANT TO 18 U.S.C.(S)1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     I, Gilberto M. Duarte, Jr., Chief Financial Officer of World Airways, Inc. (the "Company"), certify pursuant to 18 U.S.C. (S)1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
          (S)78m); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: August 13, 2002

                                  /s/ Gilberto M. Duarte, Jr.
                                  ----------------------------------------------
                                  Gilberto M. Duarte, Jr.
                                  Chief Financial Officer of World Airways, Inc.